American Century ETF Trust Statement of Additional Information Supplement

Supplement dated March 24, 2020 ■ Statement of Additional Information dated February 11, 2020
The following entry is added to the Accounts Managed table on page 24 of the Statement of Additional Information:

		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
Adam Krenn[1]	Number of Accounts	1	0	0
	Assets	$202.9 million	N/A	N/A

[1]	Information is provided as of March 19, 2020.

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CL-SPL-96111 2003